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                                                                    EXHIBIT 10.6

                  FORM OF THE MANAGEMENT AGREEMENT DATED AS OF
           MARCH 30, 2001, AMONG AMERICAN ACHIEVEMENT CORPORATION, ITS
              SUBSIDIARIES LISTED THEREIN AND CASTLE HARLAN, INC.


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                              MANAGEMENT AGREEMENT

         AGREEMENT made as of March 30, 2001, by and among Castle Harlan, Inc., a Delaware corporation ("CHI"), Commemorative Brands Holding Corp., a Delaware corporation ("CBI Holding"), Educational Communications, Inc., a Delaware corporation and a direct subsidiary of CBI Holding ("ECI"), Commemorative Brands, Inc., a Delaware corporation and a direct subsidiary of CBI Holding ("CBI"), TP Holding Corp., a Delaware corporation and an indirect subsidiary of CBI Holding, ("TPH") and Taylor Publishing Company, a Delaware corporation and subsidiary of TPH ("TPC", and together with CBI Holding, CBI and TPH, collectively, the "Obligors").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Obligors desire to retain CHI to provide business and organizational strategy, financial and investment management, advisory and merchant and investment banking services to the Obligors, upon the terms and conditions hereinafter set forth, and CHI is willing to undertake such obligations.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. APPOINTMENT. Each Obligor hereby engages CHI, and CHI hereby agrees, upon the terms and subject to the conditions set forth herein, to provide certain services to the Obligors as described in Section 3 hereof.

         2. TERM.

            (a) The term of this Agreement shall be for an initial term of ten
(10) years. Such term shall be renewed automatically for additional one-year terms thereafter unless CHI or the Obligors shall give notice in writing within 90 days before the expiration of the initial five-year term or any one-year renewal thereof of its desire to terminate this Agreement, such termination to become effective at the end of the then current term. The provisions of Paragraph 6 and otherwise as the context so requires shall survive the termination of this Agreement.

            (b) If Castle Harlan Partners II, L.P., Castle Harlan Partners III, L.P. and their affiliates and partners shall own less than 5% of the then aggregate outstanding capital stock of any Obligor, this Agreement shall be subject to renegotiation by the Board of Directors of such Obligor.

         3. DUTIES OF CHI. CHI shall provide the Obligors with consulting services (collectively, the "Consulting Services"), as and to the extent reasonably requested from time to time by the Obligors, related to the following:

                  (i) business and organizational strategy, including strategy relating to



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                  (a) (development of new products and new markets, and analysis and research related thereto;

                  (b) new product implementation;

                  (c) development of broad business growth strategies; and

                  (ii) human resource management, including

                  (a) design and development of incentive and bonus programs for management teams;

                  (b) assistance with senior executive hiring decisions;

                  (c) coordination of activities of compensation committees of the respective Board of Directors of the Obligors;

                  (d) design and development of employee stock ownership programs; and

                  (iii) public relations and related matters, including

                  (a) assistance in developing an enhanced public relations program designed to broaden name recognition of the Obligors in the business community;

                  (b) advice on general labor matters; and

                  (iv) financial and investment management, merchant and investment banking and corporate finance services, including

                  (a) identification and implementation of merger and acquisition opportunities for the Obligors for which CHI may receive additional consideration;

                  (b) assistance with negotiation of loan documentation (including amendments thereto) and lender relationships on an ongoing basis;

                  (c) advice regarding acquisition strategies and responses to external proposals; and

                  (d) advice regarding additional capital requirements.

         Without limitation if any of the foregoing, representatives of CHI may participate, without additional compensation, on the Obligors' and certain of their affiliates' Boards of Directors and Board Committees.



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         3.1 EXCLUSIONS FROM "CONSULTING SERVICES". Notwithstanding anything in the foregoing to the contrary, the following services are specifically excluded from the definition of "Consulting Services":

             (i) INDEPENDENT ACCOUNTING SERVICES. Accounting services rendered to any Obligor or CHI with prior notice and consultation with such Obligor's management, by an independent accounting firm or accountant (I.E., an accountant who ---- is not an employee of CHI);

             (ii) INDEPENDENT ACTUARIAL SERVICES. Actuarial services rendered to any Obligor or CHI with prior notice and consultation with the management of such Obligor, by an independent actuarial firm or actuary (I.E., an actuary who is not an employee of CHI).

             (iii) LEGAL SERVICES. Legal services rendered to any Obligor or CHI with prior notice and consultation with the management of such Obligor, by an independent law firm or attorney (I.E., an attorney who is not an employee of CHI); and

             (iv) TRANSACTION SERVICES. Services in connection with any transaction in which Obligors or any of their respective subsidiaries may be, or may consider becoming, involved, it being understood that CHI shall have the right of first refusal concerning all opportunities to perform, for an additional fee, any of such transaction related services. Such right must be exercised within 30 business days of receipt by CHI of such offer.

         4. POWERS OF CHI. So that it may properly perform its duties hereunder, CHI shall, subject to Section 7 hereof, have the authority to do all things necessary and proper to carry out the duties set forth in Section 3 hereof.

         5. COMPENSATION AND REIMBURSEMENT. As consideration payable to CHI or any of its affiliates for providing the Consulting Services to the Obligors, the Obligors hereby agree, jointly and severally, to pay to CHI on a fiscal quarterly basis in arrears, payable on the last business day of each fiscal quarter commencing on last business day of the fiscal quarter following the Closing Date (and defined in the Credit Agreement, as defined below) an annual management fee of $3,000,000 (the "Annual Fee") commencing fiscal year 2002 (the annual management fee to be paid during fiscal year 2001 to equal $3,265,000, $640,000 of which shall be paid on the Closing Date and $625,000 of which has already been paid) so long as such payments are not in violation of the Second Amended and Restated Credit Agreement, dated as of March ___, 2001 (as amended or modified from time to time, the "Credit Agreement"), by CBI, TPH, ECI, TPC, and Taylor Production Services Company, L.P., as borrowers, Heller Financial, Inc., as agent, and the various lenders from time to time parties thereto. Such payments shall accrue to the extent not paid. In addition to the Annual Fee, the Obligors hereby agree, jointly and severally, to, at the direction of CHI, pay directly or reimburse CHI for its Out-of-Pocket Expenses (as hereinafter defined) incurred in connection with the Consulting Services provided for in
Section 3 hereof. For purposes of this Agreement, the term "Out-of-Pocket Expenses" shall mean the reasonable amounts paid by CHI in connection with the Consulting Services provided for in Section 3, including (i) fees and disbursements of any independent


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professionals and organizations, including independent auditors and outside legal counsel, investment bankers or other financial advisors or consultants,
(ii) costs of any outside services of independent contractors such as financial printers, couriers, business publications or similar services and (iii) transportation, per diem, telephone calls, entertainment and all other reasonable expenses actually incurred by CHI in rendering the Consulting Services provided for herein. All reimbursements for Out-of-Pocket Expenses shall be made promptly upon or as soon as practicable after presentation by CHI to the Obligors of the statement in connection therewith. Notwithstanding the foregoing, at any time and so long as CBI shall be in default with respect to any payment under the indenture dated as of December 16, 1996 (the "Indenture"), and any amendment thereof, between CBI and HSBC Bank USA (formerly known as Marine Midland Bank) (as Trustee), CBI may defer payment of any fees payable hereunder until such time as CBI shall no longer be in default or no Notes (as defined in the Indenture) remain outstanding.

         6. INDEMNIFICATION. The Obligors hereby agree, jointly and severally, to indemnify and hold harmless CHI and its officers, directors, employees, agents, representatives and affiliates (each being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities to which such Indemnified Party may become subject under any applicable federal or state law, any claim made by any third party or otherwise, relating to or arising out of the advisory and the Consulting Services contemplated by this Agreement or the engagement of CHI pursuant to, and the performance or alleged performance by CHI or such Indemnified Party of the Consulting Services, and the Obligors shall jointly and severally reimburse any Indemnified Party for all costs and expenses (including reasonable attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim, or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. The Obligors will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability, cost or expense is determined by a court, in a final judgment from which no further appeal may be taken, to have resulted solely from the gross negligence or willful misconduct of CHI. The reimbursement and indemnity obligations of the Obligors under this Section shall be in addition to any liability which the Obligors may otherwise have, shall extend upon the same terms and conditions to any affiliate of CHI and the stockholders, officers, directors, employees, agents, representatives, affiliates and controlling persons (if any), as the case may be, of CHI and any such affiliate and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Obligors, CHI, any such affiliate and any such person. The foregoing provisions shall survive the termination of this Agreement.

         7. INDEPENDENT CONTRACTORS. Nothing herein shall be construed to create a joint venture or partnership between the parties hereto or an employee/employer relationship. CHI shall be an independent contractor pursuant to this Agreement. The parties hereto shall have no express or implied right or authority to assume or create any obligations on behalf of or in the name of the other parties or to bind the other parties to any contract, agreement or undertaking with any third party.

         8. NOTICES. Any notice or other communications required or permitted to be given hereunder shall be in writing and delivered by hand or mailed by registered or certified mail, return receipt requested, or by telecopier to the party to whom it is to be given at its address set forth herein, or to such other address as the party shall have specified by notice similarly



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given and the mailing date shall be deemed the date from which all time periods pertaining to a date of notice shall run.

                                    (i)     If to TPH or TPC, to them at:

                                            1550 W. Mockingbird Lane
                                            Dallas, Texas  75235
                                            Attention:  Mr. Steve Kreider
                                            Fax:  (714) 542-8078

                                    (ii)    If to CBI, to it at:

                                            7211 Circle S. Road
                                            Austin, Texas 78745-6603
                                            Attention:  Mr. David G. Fiore
                                            Fax:  (512) 443-5213

                                    (iii)   If to CBI Holding or CHI, to it at:

                                            150 East 58th Street
                                            37th Floor
                                            New York, New York 10155
                                            Attention:  Mr. David B. Pittaway
                                            Fax:  (212) 207-8042

                                    with a copy to:

                                            Schulte Roth & Zabel LLP
                                            919 Third Avenue
                                            New York, New York  10022
                                            Attention:  Marc Weingarten, Esq.
                                            Fax:  (212) 593-5955



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         9. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. However, neither this Agreement nor any of the rights of the parties hereunder may be transferred or assigned by the parties hereto, except that (i) if any Obligor shall merge or consolidate with or into, or sell or otherwise transfer substantially all of its assets to, another entity that assumes such Obligor's obligations under this Agreement, such Obligor may assign its rights hereunder to that entity, and (ii) CHI may assign its rights and obligations hereunder to any other person or entity controlled, directly or indirectly, by John K. Castle and/or Leonard M. Harlan. Any attempted transfer or assignment in violation of this Section 9 shall be void.

         10. PERMISSIBLE ACTIVITIES. Nothing herein shall in any way preclude CHI or its affiliates or its respective officers, directors and partners from engaging in any business activities or from performing services for its or their own account or for the account of others, including companies which may be in competition with the business conducted by any Obligor.

         11. GENERAL. No amendment or waiver of any provision of this Agreement, or consent to any departure by either party from any such provision, shall in any event be effective unless the same shall be in writing and signed by the parties to this Agreement and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The waiver of any party of any breach of this Agreement shall not operate or be construed to be a waiver of any subsequent breach.

         12. ENTIRE AGREEMENT.

             (a)This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

             (b) CBI and CHI hereby acknowledge that this Agreement supersedes the Management Agreement dated as of December 16, 1996, between CBI (formerly known as Scholastic Brands, Inc.) and CHI (the "Prior CBI Management Agreement") and that the Prior CBI Management Agreement is hereby terminated in accordance with its terms; provided, however, that any accrued fees and expenses, if any, payable by CBI to CHI shall be payable by CBI on the Closing Date.

             (c) TPH, TPC and CHI hereby acknowledge that this Agreement supersedes the Management Agreement dated as of February 11, 2000, among TPH (formerly known as TP Acquisition Corp.), TPC and CHI (the "Prior Taylor Management Agreement") and that the Prior Taylor Management Agreement is hereby terminated in accordance with its terms; provided, however, that any accrued fees and expenses, if any, payable by TPH and/or TPC to CHI shall be payable by such parties on the Closing Date.

             (d) CBI Holding, CBI, TPH, TPC, and CHI hereby acknowledge that this Agreement supersedes the Management Agreement dated as of July 21, 2000, between CBI Holding, CBI, TPH, TPC, and CHI (the "Prior July 2000 Management Agreement") and that the Prior July 2000 Management Agreement is hereby terminated in accordance with its terms;


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provided, however, that any accrued fees and expenses, if any, payable by party thereto to CHI shall be payable by such parties on the Closing Date.

         13. SECTION HEADINGS. The section headings contained herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         14. APPLICABLE LAW. This agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any Federal court sitting in the Southern District of New York over any suit, action or proceeding arising out of or relating to this agreement. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted or not prohibited by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereto hereby irrevocably consents to the service of process in any suit, action or proceeding by sending the same by certified mail, return receipt requested or by overnight courier service, to the address of such party set forth in Section 8 or in the records of the Company. EACH PARTY HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION BROUGHT HEREUNDER OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         15. SEVERABILITY. If any section, clause, sentence, provision, subparagraph or paragraph of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or ineffective for any reason, such section, clause, sentence, provision, subparagraph or paragraph so held to be invalid, illegal or ineffective shall be ineffective, but the effect thereof shall not impair, invalidate or nullify the remainder of this Agreement, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and in no way shall be affected, impaired or invalidated.



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         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.


                                    CASTLE HARLAN, INC.


                                    By:  /s/  David B. Pittaway
                                       -----------------------------------------
                                       Name:  David B. Pittaway
                                       Title:  Senior Managing Director

                                    COMMEMORATIVE BRANDS HOLDING
                                       CORP.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    COMMEMORATIVE BRANDS, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    EDUCATIONAL COMMUNICATIONS, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    TP HOLDING CORP.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    TAYLOR PUBLISHING COMPANY


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



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